EXHIBIT 10.45

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of May 21, 2015 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of November 16, 2007, as amended and restated as of October 17, 2011 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation (“Parent”), and each of Parent’s domestic Subsidiaries identified on the signature pages hereof as a Borrower (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “U.S. Borrower”, and collectively, jointly and severally, as the “U.S. Borrowers”), TAKE TWO GB LTD.,  a company incorporated under the laws of England and Wales (the “U.K. Borrower”, and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), and each of Parent’s Subsidiaries identified on the signature pages hereof as a Guarantor (such Subsidiaries are referred to hereinafter each individually as a “Guarantor”, and individually and collectively, jointly and severally, as the “Guarantors”; and together with Borrowers, each a “Loan Party” and collectively, the “Loan Parties”).

WHEREAS, the Loan Parties, the Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.                                      Definitions.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2.                                      Amendments.

(a)                                 The definition of “Cash Equivalents” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing no more than 2 years from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing no more than 2 years from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group or its successor (“S&P”) or Moody’s Investors Service, Inc. or its successor (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) bonds issued in the United States maturing no more than 2 years from the date of acquisition and, at the time of acquisition, having a rating of at least A- from S&P or at least A3 from Moody’s; provided, that (1) any such Permitted Investment in such bonds shall not exceed 10% of a specific bond issuance and (2) Permitted Investments in any specific bond issuance of the type of bonds described in this clause (d) shall not exceed 20% of the Loan Parties’ and their Subsidiaries’ Permitted Investments in the aggregate, (e) certificates of deposit, time deposits, or bankers’ acceptances maturing no more than 2 years from the date of acquisition thereof issued by any bank organized under the Laws of (i) the United States or any state thereof or (ii) a jurisdiction other than the United States but with a presence in the United States, in each case, having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (f) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (e)(i) above, or (ii) any other bank organized under the Laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $250,000 and is insured by the Federal Deposit Insurance Corporation, (g) Investments in SEC Rule 2a7 eligible money market mutual funds with a rating of at least AAA, and (h) repurchase agreements maturing no more than 2 years from the date of acquisition thereof fully collateralized by any Permitted Investments in the types of assets described in clause (a) above; provided, that the aggregate amount of Permitted Investments in the types of assets described in clauses (a) through (h) above (other than clause (f) above) maturing more than 1 year from the date of acquisition thereof but maturing no more than 2 years from the date of acquisition thereof shall not exceed $120,000,000 at any time outstanding “

(b)                                 The following new definition of “Fourth Amendment” is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:

“‘Fourth Amendment’ means the Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of May 21, 2015 by and among the Agent, the Lenders and the Loan Parties.”

(v)                                 The following new definition of “Fourth Amendment Effective Date” is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:

“‘Fourth Amendment Effective Date’ has the meaning specified therefor in Section 3 of the Fourth Amendment.”

3.                                      Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent and the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent and the Lenders is hereinafter referred to as the “Fourth Amendment Effective Date”):

(a)                                 Representations and Warranties; No Event of Default.  The representations and warranties herein, in Section 4 of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Fourth Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment on and as of the Fourth Amendment Effective Date as though made on

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and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)                                 Execution of Amendment.  The Agent and the Lenders shall have executed this Amendment and shall have received a counterpart to this Amendment, duly executed by the Borrowers and each Guarantor.

4.                                      Representations and Warranties.  Each of the Borrowers and the Guarantors represents and warrants as follows:

(a)                                 The execution, delivery and performance by the Borrowers or such Guarantor of this Amendment (including, without limitation, Section 5) and the performance by the Borrowers or such Guarantor of the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and the Borrowers or such Guarantor has all requisite power, authority and legal right to execute, deliver and perform this Amendment (including, without limitation, Section 5) and to perform the Credit Agreement, as amended hereby.

(b)                                 This Amendment and the Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrowers or such Guarantor, enforceable against the Borrowers or such Guarantor in accordance with the terms thereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)                                  The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment on and as of the Fourth Amendment Effective Date as though made on and as of the Fourth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Fourth Amendment Effective Date, or would result from this Amendment becoming effective in accordance with its terms.

5.                                      Release.  Each of the Borrowers and the Guarantors may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents.  The Agent, the Lenders, the Borrowers and the Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each of the Borrowers and the Guarantors makes the releases contained in this Section 5.  In consideration of the Agent and the Lenders entering into this Amendment and agreeing to substantial concessions as set forth herein, each of the Borrowers and the Guarantors hereby fully and unconditionally releases and forever discharges each of the Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of

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action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which the Borrowers or the Guarantors has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Advances, the Obligations, the Credit Agreement or any of the Loan Documents (collectively, all of the foregoing, the “Claims”).  Each of the Borrowers and the Guarantors represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by the Borrowers or the Guarantors against the Released Parties which is not released hereby.  Each of the Borrowers and the Guarantors represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6.                                      Miscellaneous.

(a)                                 Continued Effectiveness of the Credit Agreement.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fourth Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.  To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent and the Lenders (including the Issuing Lender) under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b)                                 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(c)                                  Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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(d)                                 Costs and Expenses.  The U.S. Borrowers agree to pay on demand all Lender Group Expenses in connection with the preparation, execution and delivery of this Amendment.

(e)                                  Amendment as Loan Document.  The Borrowers and each Guarantor hereby acknowledge and agree that this Amendment constitutes a “Loan Document” under the Credit Agreement.  Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by the Borrowers or any Guarantor under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrowers or any Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(f)                                   Governing Law.  This Amendment shall be governed by the laws of the State of New York.

(g)                                  Waiver of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

U.S. BORROWERS:

TAKE-TWO INTERACTIVE SOFTWARE, INC.,
a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	VP, AGC and Secretary

WC HOLDCO, INC., a New York corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

U.K. BORROWER:

TAKE-TWO GB LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

GUARANTORS:

2K GAMES, INC., a Delaware corporation
2KSPORTS, INC., a Delaware corporation
FIRAXIS GAMES, INC., a Delaware corporation
FROG CITY SOFTWARE, INC., a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

Fourth Amendment to Second Amended and Restated Credit Agreement

2K PLAY, INC.,
a Delaware corporation
INDIE BUILT, INC.,
a Delaware corporation
INVENTORY MANAGEMENT SYSTEMS, INC.,
a Delaware corporation
KUSH GAMES, INC.,
a California corporation
2K VEGAS, INC.,
a Delaware corporation
TALONSOFT, INC.,
a Delaware corporation
VISUAL CONCEPTS ENTERTAINMENT,
a California corporation
VLM ENTERTAINMENT GROUP, INC.,
a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

Fourth Amendment to Second Amended and Restated Credit Agreement

ROCKSTAR SAN DIEGO, INC.,
a Virginia corporation
IRRATIONAL GAMES, LLC,
a Delaware limited liability company
ROCKSTAR GAMES, INC.,
a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

CAT DADDY GAMES, L.L.C.,
a Washington limited liability company

By: Take-Two Interactive Software, Inc., its sole member

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

JOYTECH EUROPE LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

TAKE TWO INTERACTIVE SOFTWARE EUROPE LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

Fourth Amendment to Second Amended and Restated Credit Agreement

DMA DESIGN HOLDINGS LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR LINCOLN LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR LEEDS LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR LONDON LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

ROCKSTAR NORTH LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

Fourth Amendment to Second Amended and Restated Credit Agreement

ROCKSTAR INTERNATIONAL LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

VENOM GAMES LIMITED
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

TAKE TWO INTERNATIONAL GMBH,
a company incorporated under the laws of Switzerland

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

2K MARIN, INC.,
a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

ROCKSTAR NEW ENGLAND, INC.,
a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

WEAZEL STUDIOS INCORPORATED,
a Delaware corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

2K, INC.,
a New York corporation

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

2K GAMES SOUNDS LLC,
a Delaware limited liability company
2K GAMES SONGS LLC,
a Delaware limited liability company
2K GAMES TUNES LLC,
a Delaware limited liability company
ROCKSTAR GAMES SONGS LLC,
a Delaware limited liability company
ROCKSTAR GAMES SOUNDS LLC,
a Delaware limited liability company
ROCKSTAR GAMES TUNES LLC,
a Delaware limited liability company

By: Take-Two Interactive Software, Inc., the sole managing member

By:	/s/ Linda Zabriskie
Name:	Linda Zabriskie
Title:	Vice President

TAKE-TWO INTERACTIVE SOFTWARE UK LIMITED,
a company incorporated under the laws of England and Wales

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Director

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Jason B Searle
Name:	Jason B Searle
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer